UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

SPRINT NEXTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date filed:

SPRINT NEXTEL CORPORATION

** IMPORTANT NOTICE ** Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the company named above, and the material you should review before you cast your vote is now available.

Shareholder Meeting to be held on May 13, 2008

Proxy Material Available

Notice and Proxy Statement

Annual Report on Form 10-K

This communication complete proxy mater presents only an overview of the more material that is available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy material before voting.

SPRINT NEXTEL CORPORATION

6200 SPRINT MARKWAY

OVERLAND PARK, KS 66251

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 29, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

BROADRIDGE

FINANCIAL SOLUTIONS,

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEHOOD, NY

INC.

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*lf requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

11717

See The Reverse Side For Meeting Information and Instructions on How to Vote

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Meeting Information

How To Vote

Meeting Type: Meeting Date: Meeting Time: For holders as of:

Meeting Location:

Annual

May 13, 2008

10:00 a.m. Eastern time

March 14, 2008

Vote In Person

Shareholders, their guests and persons holding proxies from shareholders may attend the annual meeting. Please bring proof of ownership to the meeting. At the meeting you will need to request a ballot to vote these shares.

The Hyatt Regency Reston 1800 Presidents Street Reston, Virginia 20190

Vote By Internet

13 To vote now by Internet, go to:

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 12, 2008 (May 7, 2008 for shares held through our 401(k) plan). Have your control number in hand when you access the web site and follow the instructions.

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Voting items

1. Election of nine Directors

The Board of Directors recommends a vote FOR Item 1.

1a) Robert R. Bennett

1b) Gordon M. Bethune

1c) Larry C. Giasscock

1d) James H. Hance, Jr.

1e) Daniel R. Hesse

1f) V. Janet Hill

1g) Irvine 0. Hockaday, Jr.

1h) Rodney O’Neal

1i) Ralph V. Whitworth

2, To ratify the appointment of KPMG LLP as the independent registered public accounting firm of Sprint Nextel for 2008,

The Board of Directors recommends a vote FOR Item 2.

3. To vote on a shareholder proposal concerning special shareholder meetings.

The Board of Directors recommends a vote AGAINST Item 3.

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

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BROADRIDSE

FINANCIAL SOLUTIONS, INC.

ATTENTION:

TEST PRINT

51 MERCEDES WAY

EDGEWOOD, NY

11717

23,456,789,012.00000

852061A99

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